LOSS PER SHARE	12 Months Ended
Dec. 31, 2017
Earnings per share [Abstract]
Loss per share
NOTE 33: LOSS PER SHARE
Loss per share is as follows:

	2015	2016	2017

Net income / (loss) from continuing operations attributable to NBG shareholders	(3.378)	(238)	5
Gain on redemption of preference shares	1.067	-	-
Net income / (loss) from continuing operations attributable to ordinary shareholders	(2.311)	(238)	5
Net income / (loss) from discontinued operations attributable to NBG shareholders	(5.086)	(62)	(235)
Net income / (loss) from continuing and discontinued operations attributable to ordinary shareholders	(7.397)	(300)	(230)
Weighted average ordinary shares outstanding for basic and diluted earnings per share	786.381.893	9.145.859.028	9.145.574.515

Basic and diluted losses per share from continuing operations	(2,94)	(0,03)	-
Basic and diluted losses per share from continuing and discontinued operations	(9,41)	(0,03)	(0,03)

On November 17, 2015, the Extraordinary General Meeting of the Shareholders approved the reverse split of the ordinary shares at a ratio of 15 existing shares of 0.30 Euro per share to be exchanged for one new share of 4.50 Euro per share. Therefore, the weighted average number of shares for the comparative period has been adjusted accordingly. Following the last share capital increase in 2015, 8,911,608,218 new shares were issued.

On December 9, 2015, within the context of the 2015 Recapitalisation, the Bank issued CoCos. The HFSF subscribed these CoCos for the amount of EUR 2,029 million in exchange for part of the debt securities issued by the ESM. The effect of CoCos in the EPS was antidilutive. On December 15, 2016, the Bank repaid the CoCos.